                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



                Date of Report:  May 11, 1994
                                 ------------


                    HOUSEHOLD INTERNATIONAL, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Delaware                 1-8198                36-3121988
- - ---------------            -----------            --------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File                   Identification
incorporation)             Number)                Number)



 2700 Sanders Road, Prospect Heights, Illinois           60070
- - -----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (708) 564-5000
                                                   --------------

Item 5.   Other Events

          Press Release pertaining to the appointment of David A.
          Schoenholz as Senior Vice President-Chief Financial
          Officer of Household International, Inc. Said release is filed as an exhibit hereto.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable

          (b)  Pro forma financial information.

               Not Applicable

          (c)  Exhibits.

               No.       Exhibit
               ---       -------
               99        Press Release titled "Household Names
                         Chief Financial Officer" dated May 11,
                         1994.

                            Signature
                            ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOUSEHOLD INTERNATIONAL, INC.
                              -----------------------------
                                       (Registrant)




                          By: /s/ John W. Blenke
                              -----------------------------
                              John W. Blenke
                              Assistant General Counsel &
                              Secretary



Dated:  May 11, 1994
        ------------

U:\WP\HFSC98\EDGAR\I8K2194.WP

                          Exhibit Index
                          -------------

Exhibit
 No.           Exhibit
- - -------        -------

99             Press Release titled "Household Names Chief
               Financial Officer" dated May 11, 1994.